UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 9, 2006

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51788	54-2185193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On February 9, 2006, Oracle Corporation, a Delaware corporation (“Oracle”), announced that as part of its integration plan (the “Plan”) for Siebel Systems, Inc. (“Siebel”), it will be reducing the size of its combined workforce by approximately 2000 employees. The objectives of the Plan are to eliminate redundant costs resulting from the acquisition of Siebel and improve efficiencies in operations. A majority of notifications to employees is expected to be completed by February 28, 2006 and the reductions are expected to be completed by December 31, 2006. Oracle anticipates its combined workforce will be approximately 55,000 employees once the Plan is completed.

Oracle estimates total costs related to the Plan will be between $725 million and $800 million, the substantial majority of which will require the outlay of cash. Oracle expects that $100 million to $125 million of this total will be Oracle restructuring charges related principally to severance costs. Oracle expects that $625 million to $675 million of this total will relate to the restructuring of Siebel operations. The restructuring of Siebel’s operations includes $540 million to $565 million for real estate related costs and $60 million to $85 million for severance costs.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Factors That May Affect Our Future Results or the Market Price of Our Stock” in the Management’s Discussions and Analysis on Financial Condition and Results of Operations section of the SEC filings of Oracle and its predecessor, Oracle Systems Corporation, including, but not limited to, the annual report on Form 10-K, as amended, and quarterly reports on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: February 15, 2006	By:	/s/ Safra A. Catz
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer